Exhibit 99.1

May 9 th 2014 Sidoti Semi - Annual Micro Cap Conference NYSE MKT: ETAK

This presentation may contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , about Elephant Talk . Forward - looking statements are based largely on expectations and projections about events and future trends and are subject to numerous assumptions, risks and uncertainties, which change over time . Forward - looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “expect ,” “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward," “may provide,” “would” or similar terms, variations of such terms or the negative of those terms . Elephant Talk’s actual results could differ materially from those anticipated in forward - looking statements and you should not place any undue reliance on such forward - looking statements . This presentation includes annualized revenue models and pro forma financial information that is based upon assumptions and estimates that management believes are reasonable based on currently available information ; however, management's assumptions and the Company’s future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met . Any number of factors could cause actual results to differ materially from expectations . Factors that could cause actual performance to differ from these forward - looking statements include the risks and uncertainties disclosed in Elephant Talk’s filings with the SEC . Elephant Talk’s filings with the SEC are accessible on the SEC’s website at (http : ///www . sec . gov) . Forward - looking statements speak only as of the date they are made, and Elephant Talk assures no obligation to update, amend or clarify any forward - looking statements . Safe Harbor Statement 1

Elephant Talk : L eading vendor /provider of Mobile Software DNA® 2.0 Platform and Security Services 2 Mission : » To provide an end - to - end service portfolio enabling and securing d ata in the mobile cloud Vision: » We empower Mobile Network Operators (MNOs) and Mobile Virtual Network Operators (MVNOs) by providing: o Tier One, innovative , on premise or cloud based, outsourced mobile communications infrastructure o Full suite of off - the - shelf Services & Features o Full range of MNO & MVNO support services o All required third party interfaces » Cyber Security Technology - We enable organizations to secure all cloud and electronic based customer financial transaction channels within a single platform

Investment Highlights Proprietary Integrated M obile & Security Software ▪ Proprietary software (Company - owned Code) cloud - based mobile telecommunications, identity & access management and world - class mobile transactions security ▪ Attractive Business M odels: • Monthly recurring revenue subscription and transaction - based; • High - margin , high - growth mobile & security solutions. ▪ Their Inflection Points: • Strong operating momentum for both Mobile & Security Software Business in 2012 , 2013; • Strong growth outlook for 2014 and beyond. ▪ Mobile and Security Business Revenue Growth: • (2011) $5.8M  (2012) $11.7M  (2013) $19.3M  (TTM Q1 2014) $21.7M ▪ Margins*: • (2011) 11%  (2012) 29%  (2013) 68 .7%  (TTM Q1 2014) 79.8% • Quarterly Margin* increased over 3x over the last 2 years ($1.7M  $5.5M) • Q1 of 2014 our margin* was 85%, the highest level to date. * Margin = revenues minus cost of service 3

Revenue Development 98% of Revenue is High Margin Mobile & Security Solution after Transition from Low Margin Landline Business 4 Quarterly Mobile & Security Revenue Mix (% of Total Revenue) Mobile & Security Revenue Contribution Material improvement over last several quarters LTM = Last Twelve Month

Revenue Development Legacy Landline vs. Mobile & Security Solutions 5

Positive Margin Development Driven by Growth of Mobile & Security Results 6 LTM = Last Twelve Month Over the past several quarters, margin has been trending upward as we transitioned to high margin mobile and security business lines Quarterly Gross Margin ($) Yearly/LTM Gross Margin ($) Yearly/LTM Gross Margin (%) Quarterly Gross Margin (%)

Elephant Talk Communications Corp. Fiscal Year End: December 31 st NYSE MKT: ETAK Stock Price (4/29/14): $1.05 52 Week Trading Range: $0.55 - $1.84 Shares Outstanding: (3/31/14) 146.4 million Market Cap: $148 million Average Daily Volume (3 Month): 506,000 Revenue (TTM): $21.7 million Gross Profit (TTM): $18.1 million Recent Events* 4/22/14 - Provides Shareholder Update - Company is on track to migrate over 8 million customers in Mexico by the end of 2014 3/26/14 - Reports 2013 Fourth Quarter and Year End Financial Results 3/26/14 - Appoints Carl D. Stevens and Geoffrey Leland to its Board of Directors 2/25/14 - Successfully Migrates 600,000+ Iusacell Subscribers in Mexico onto its Software DNA® 2.0 Platform 2 /24/14 - Completes Rollout of SDN Architecture® 2.0, the First Fully - Deployed Virtualized Software Defined Networking Solution Designed for Mobile Network Operators 2/18/14 - ValidSoft appoints a Chief Product Officer 12/13/2013 – Announces New 5 Year Contract with Vodafone 11/6/13 – FICO adoption of ValidSoft Technology brings Safety of Payment Card Transactions to UK Banks 7 * Dates denote press release dates. Please refer to SEC filings for specific contract/agreement dates.

8 Elephant Talk Philosophy: A Network without Borders & Limitations ▪ IT as enabling factor , minimizing users complexity and maximizing controllability, customized and flexible, combined with cutting edge security ▪ Deep understanding of the mobile eco system ▪ Ownership of critical components and modules for fine tuned interfaces: each module for highest efficiency cooperation ▪ In control, not relying on external vendors: ability to really offer end - to - end responsibility ▪ Creation of virtualized processing environments that can run modules parallel in real time instead of in sequence ▪ Development of (geo)redundant processing platforms with huge processing and storage power ▪ Mobile Software DNA ® 2.0 Architecture: steering through a single interface for multiple modules/sites/countries. Key clients include Vodafone in Spain, Zain in Saudi Arabia, lusacell in Mexico

ElephantTalk

Elephant Talk Platform Components

Verticals seamlessly combine any module they need

MNO

- Radio Network GSM
- Radio Network GPRS
- Radio Network UMTS
- Radio Network HSDPA
- Radio Network LTE

Other Networks

- Radio Network WIMAX
- Radio Network WIFI

Elephant Talk Intelligent Mobile Service Platform

HLR	SIM Logistics	Online Rating & Charging	1-to-1 Communication
STP	Multi-IMSI	Prepaid	M2M
IN	Multi-MSISDN	Postpaid Billing	Voice Mail
SMS	Number Porting	Invoicing	Promotions Package
WAP	Lawful Intercept	Fraud management	Parents Control
GGSN	OTA SIM & Handset	Reporting	Healthcare
MMS	Roaming (CAP-Callback)	Self-Service	Contactless
USSD	Deep Packet Inspection	UI/API CRM Provisioning	mPayment
IVR	Video-Call	Credit Check	m-Banking
4G (LTE-DECT-.Wi-Max-IMS)	Premium Messaging	Multi-Channel Top-Up	mCommerce / Loyalty

MVNO

- Marketing
- Distribution
- Sales
- Customer Care

Roadmap

9

Security problems and opportunities 10

• By authenticating the user and ensuring their device is trusted, ValidSoft offers a strong security and low user friction solution. ValidSoft Secures T ransactions 11

Our Multi - factor Authentication approach 12

Some of ValidSoft’s clients and the multiple industries it serves 13

ValidSoft Voice Biometrics

The ideal balance of security, privacy and user experience

- Nothing to remember or write down: Ease of use & security
- Natural and personal
- Cost effective and low friction – just speak!
- Backed by research – ValidSoft rated as a leading commercial engine by NIST (National Institute of Standards and Technology – USA Government)
- Flexible business logic that balances risk versus user experience versus security

Voice biometrics value is increasing:

- **Constant data access** – consumers want to access data wherever they are, 24/7.
- **Multi-channel world** – voice is the only biometric that can work across multiple channels: call centres, mobile, online.
- **Proven value across industry** - potential for voice biometrics is enormous as not only does it improve the level of security but also enhances customer experience & privacy.

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Elephant Talk Communications Corp. Financial and Business Model Discussion 15

Business Summary Growing Fast, Strong Pipeline, World Class Platform Elephant Talk Communications Overview ▪ Recent contract wins in telecom and transactional security – positioned well for recurring revenue growth • Signed new 5 year contract with Vodafone Spain ▪ Strategic geographical focus: Americas, EMEA, Europe ▪ Strong pipeline of mobile telecoms and cloud security transactions ▪ World Class Mobile Cloud Management & Security Delivery Platform - unique product positioning ▪ Strong client base for outsourcing services, including mobile leaders as : • Vodafone • Zain • Iusacell 16

Business Summary Growing Fast, Strong Pipeline, World Class Platform ValidSoft Overview ▪ World Class multi - layer, multi - factor authentication and transaction verification platform, custom - designed for the mobile world ▪ Only indigenous 4 Factor authentication solution in the world ▪ World Class Voice Biometrics capability (NIST tested), a key element assuring Cyber Security, custom - designed for the mobile world ▪ Only security software company accredited with 3 European Privacy Seals ▪ Security transaction contracts awarded: • Several UK banks executing plans for new FICO service powered by ValidSoft • Banco Santander • Newcastle Permanent Building Society • US Financial Institution • Leading UK Bank • Leading UK Building Society 17

Monthly Recurring Revenue Business Model

Key factor in building up growing Revenue Base

- Elephant Talk and ValidSoft are focused on recurring revenue models, following a trend among customers:
  - From **Capex to Opex**, freeing up resources
  - From **Fixed to Variable Cost**; "pay as you go" model
  - From Complicated, Point Solutions to **One-Stop Shop Solutions**

Solution	Segment	Revenue Model	Average Pricing	Gross Margin
Managed Services	ElephantTalk	• Subscription-based	• $1.00 / month / subscriber	90+%
Managed Services + Airtime (Bundled Offering)	ElephantTalk	• Subscription-based	• $10.00 - $20.00 / month / subscriber	20+%
Transaction Verification	ValidSoft Redefining Fraud Prevention	• Transaction-based • Subscription-based	• $0.20-0.01 / verification • $0.30 - $0.50 / month / subscriber	60+%

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Reducing Cash Burn Rate Major Focus for the Company 19 * Adjusted EBITDA is a non - GAAP measure We employ Adjusted EBITDA, defined as earnings before provision for income taxes, depreciation and amortization, stock - based compensation, interest income and (expenses), interest expense related to debt discount and conversion feature, change in fair value of conversion feature, loss on extinguishment of debt, changes in fair value of warrant liabilities, other income and (expense) and amortization of deferred financing costs for several purposes, including as a measure of our operating performance . The table at the end of this presentation includes a reconciliation of net loss to non - GAAP Adjusted EBITDA for the years ended December 31, 2013, 2012 and 2011 and for the quarters ended March 31, 2014 and 2013.

Recent Milestones

Getting to Operational Cash Flow Positive

Elephant Talk

- Signed Software DNA® contract with Iusacell in Mexican market
  - *Outsourcing Platform will have initial capacity for 10m SIMs; over time to be expanded to at least 20m SIMs*
  - *Initial Migration of 600k, planning 8m*
- Vodafone Enabler Spain Platform
  - *Managing over 1.3 million SIMs*
  - *Positioned to double SIMs over the next 2 years*
  - *Signed new 5 year contract*
- Saudi Arabia: Axiom submitted for 1 of 3 MVNO licenses, with Axiom contracted to specifically use the network of Zain, another key ETAK managed services client.

ValidSoft

- SIM Swap Detection service with a leading global financial institution continues to grow with over 10M transactions processed
- Signed $1m+ contract with leading Building Society for our patented Authentication & Transaction Integrity solution: VALid®
- Winner of the "Florin Transaction Services Innovation Award" jury vote.
- ValidSoft won European Software testing Awards (TESTA), for the "Most Innovate Project in 2013", specific to the ValidSoft Voice Biometrics solutions.
- FICO announced the launch of ValidSoft's proximity correlation service for card issuers.
- Signed an MoU with Syniverse.

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Investment Highlights Proprietary Integrated M obile & Security Software ▪ Proprietary software (company - owned code ) cloud - based mobile telecommunications, identity & access management and world - class mobile transactions security ▪ Attractive Business M odels: • Monthly recurring revenue subscription and transaction - based; • High - margin , high - growth mobile & security solutions ▪ Their Inflection Points: • Strong operating momentum for both Mobile and Security B usiness in 2012 , 2013 • Strong growth outlook for 2014 and beyond ▪ Mobile and Security Business Revenue Growth: • (2011) $5.8M  (2012) $11.7M  (2013) $19.3M  (TTM Q1 2014) $21.7M ▪ Margins*: • (2011) 11%  (2012) 29%  (2013) 68 .7%  (TTM Q1 2014) 79.8% • Quarterly Margin* increased over 3x over the last 2 years ($1.7M  $5.5M) • Q1 of 2014 our margin* was 85%, the highest level to date ▪ Signed a new 5 year contract with Vodafone Spain ▪ Began execution of Iusacell contract – Expect to migrate 8 million SIMs in 2014 ▪ Insiders invested approximately $64M : Invested $3.7M in March 2014 * Margin = revenues minus cost of service 21

22 Contact Us Corporate Headquarters: Elephant Talk Communications Corp. Cross Rock Place Executive Suites No. 102 3600 NW 138 th St., Oklahoma City, OK , USA (813) 926 8920 www.elephanttalk.com Investor Relations: ▪ Steve Gersten steve.gersten@elephanttalk.com Phone: (813) 926 - 8920 ▪ Alan Sheinwald asheinwald@allianceadvisors.net Phone : (212)398 - 3486

Adjusted EBITDA Improvements 23 A reconciliation of Net Loss under US Generally Accepted Accounting Principles (“GAAP”) to Adjusted EBITDA, the most directly comparable measure under GAAP, for each of the periods indicated, is as follows: EBITDA (adjusted) FY 2011 FY 2012 FY 2013 Q1 2013 Q1 2014 Net loss $ (25,310,735) $ (23,131,936) $ (22,131,615) $ (5,137,923) $ (4,126,117) Provision for income taxes - 289,136 (200,301) - 135,437 Depreciation and amortization 5,254,708 5,710,396 6,601,246 1,319,988 2,008,214 Stock - based compensation 6,818,905 6,302,141 8,515,391 1,410,910 771,724 Interest income and expenses 94,463 532,835 961,372 190,032 274,333 Interest expense related to debt discount and conversion feature - 1,089,126 2,069,649 558,028 884,740 Changes in fair value of warrant liabilities - - (479,322) - 210,272 Change in fair value of conversion feature - (2,387,326) (232,267) 139,792 - Loss on extinguishment of debt - - 2,005,100 - 426 Other income & (expense) (460,000) - 302,112 - (3,390) Impairment of related party loans 0 1,060,784 Amortization of deferred financing costs 531,792 248,851 70,332 136,367 Equity in earnings of unconsolidated joint venture 501,776 Intangible assets impairment charge 522,726 Adjusted EBITDA $ (13,079,933) $ (9,501,276) $ (2,339,784) $ (1,448,841) $ 292,006 Note: quarterly numbers are unaudited